UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

SCHEDULE 14A

Proxy Statement Pursuant to Section 14(a) of the
Securities Exchange Act of 1934

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Filed by a Party other than the Registrant	☐

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☐	Definitive Proxy Statement

☐	Definitive Additional Materials

☐	Soliciting Material Pursuant to Section 240.14a-12

SENTINEL ENERGY SERVICES INC.

(Name of Registrant as Specified In Its Charter)

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

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sentinel energy services inc.
700 Louisiana Street, Suite 2700
Houston, Texas 77002

NOTICE OF SPECIAL MEETING OF PUBLIC WARRANTHOLDERS

TO BE HELD ON [   ], 2019

TO THE PUBLIC WARRANTHOLDERS OF SENTINEL ENERGY SERVICES INC.:

You are cordially invited to attend a special meeting (the “special meeting”) of Public Warrantholders of Sentinel Energy Services Inc. (the “Company,” “we,” “us” or “our”) to be held at 10:00 a.m., local time, on [   ], [   ], 2019 at the offices of Winston & Strawn LLP, 200 Park Avenue, New York, New York 10166, to consider and vote upon the following proposals:

1.	The Warrant Amendment Proposal – to approve an amendment to the Warrant Agreement, dated as of November 2, 2017 (the “Warrant Agreement”), between the Company and Continental Stock Transfer & Trust Company, to provide that each of the Company’s 11,500,000 outstanding Public Warrants (as defined below) will automatically convert into the right to receive $0.02 per whole Public Warrant (the “Warrant Amendment Proposal”); and

2.	The Adjournment Proposal - to approve the adjournment of the special meeting to a later date or dates, if necessary or appropriate, to permit further solicitation and vote of proxies in the event that there are insufficient votes for, or otherwise in connection with, the approval of the Warrant Amendment Proposal (the “Adjournment Proposal”).

Each of the proposals is more fully described in the accompanying proxy statement.

The Company’s organizational documents and prospectus filed in connection with its initial public offering (the “IPO”) provided that the Company had 24 months after the closing of the IPO, or until November 7, 2019, to complete a business combination. During the period since the Company’s IPO, the Company diligently searched for a business to combine with in a transaction that would generate value for the Company’s stockholders. However, over the same period, the oil field services sector experienced significant headwinds, which significantly impacted the Company’s ability to source a compelling initial business combination transaction. As such, the Company was not able to consummate a business combination prior to the November 7, 2019 deadline under its certificate of incorporation (the “charter”). As a result, and after careful consideration, the Company determined to liquidate the trust account and return the funds held therein to its public stockholders in accordance with its charter, which completely extinguished the public stockholders’ rights in the Company.

The Company is proposing to amend the Warrant Agreement so that all of the warrants that were issued as part of the units in the Company’s IPO (the “Public Warrants”) are automatically converted into the right to receive $0.02 per whole Public Warrant, payable in cash, because its board of directors (the “Board”) believes it is a superior outcome for Public Warrantholders as opposed to the Company dissolving and the Public Warrants expiring worthless. If the Warrant Amendment Proposal is approved, only the Public Warrants will be converted into the right to receive cash. Sentinel Management Holdings, LLC (the “Sponsor”) has agreed to forfeit (i) all of the 5,933,333 warrants it purchased in a private placement simultaneously with the closing of the IPO (the “Private Placement Warrants”) and (ii) 90% of the 8,550,000 shares of Class B common stock of the Company (the “founder shares”) held by it to the Company for no consideration. If the Warrant Amendment Proposal is approved, all Public Warrants will be subject to the terms of the amendment to the Warrant Agreement whether or not a given holder voted in favor of the Warrant Amendment Proposal. If the Warrant Amendment Proposal is not approved and the Company dissolves, the Public Warrants will expire worthless.

Approval of the Warrant Amendment Proposal requires the affirmative vote of 50% of the Company’s outstanding Public Warrants and approval of the Adjournment Proposal requires the affirmative vote of a majority of the votes entitled to be cast by the warrantholders who are present in person or represented by proxy at the special meeting and entitled to vote on such proposal.

Our Board has fixed the close of business on November 18, 2019 as the record date for determining the Company’s warrantholders entitled to receive notice of and vote at the special meeting and any adjournment thereof. Only holders of record of the Company’s Public Warrants on that date are entitled to have their votes counted at the special meeting or any adjournment thereof.

After careful consideration of all relevant factors, our Board has determined that each of the proposals are advisable and recommends that you vote or give instruction to vote “FOR” each of proposals 1 and 2.

Enclosed is the proxy statement containing detailed information concerning the proposals and the special meeting. Whether or not you plan to attend the special meeting, we urge you to read this material carefully and vote your Public Warrants.

I look forward to seeing you at the meeting.

[ ], 2019	By Order of the Board of Directors

Krishna Shivram
Chief Executive Officer and Director

Your vote is important regardless of the number of Public Warrants you own. If you are a warrantholder of record, please sign, date and return your proxy card as soon as possible to make sure that your warrants are represented at the special meeting. If you are a warrantholder of record, you may also cast your vote in person at the special meeting. If your warrants are held in an account at a brokerage firm or bank, you must instruct your broker or bank how to vote your Public Warrants, or you may cast your vote in person at the special meeting by obtaining a proxy from your brokerage firm or bank. Your failure to vote or instruct your broker or bank how to vote will have the same effect as voting against each of the proposals.

Important Notice Regarding the Availability of Proxy Materials for the Special Meeting to be held on [   ], 2019: This notice of meeting and the accompanying proxy statement are available at [   ].

sentinel energy services inc.
700 Louisiana Street, Suite 2700
Houston, Texas 77002

SPECIAL MEETING

TO BE HELD ON [   ], 2019

PROXY STATEMENT

A special meeting (the “special meeting”) of Public Warrantholders of Sentinel Energy Services Inc. (the “Company,” “we,” “us” or “our”), a Delaware corporation, will be held at 10:00 a.m., local time, on [   ], [   ], 2019 at the offices of Winston & Strawn LLP, 200 Park Avenue, New York, New York 10166, to consider and vote upon the following proposals:

1.	The Warrant Amendment Proposal – to approve an amendment to the Warrant Agreement, dated as of November 2, 2017 (the “Warrant Agreement”), between the Company and Continental Stock Transfer & Trust Company, to provide that each of the Company’s 11,500,000 outstanding Public Warrants (as defined below) will automatically convert into the right to receive $0.02 per whole Public Warrant (the “Warrant Amendment Proposal”); and

2.	The Adjournment Proposal - to approve the adjournment of the special meeting to a later date or dates, if necessary or appropriate, to permit further solicitation and vote of proxies in the event that there are insufficient votes for, or otherwise in connection with, the approval of the Warrant Amendment Proposal (the “Adjournment Proposal”).

This proxy statement is dated [   ], 2019 and is first being mailed to warrantholders on or about that date.

The Company’s organizational documents and prospectus filed in connection with its initial public offering (the “IPO”) provided that the Company had 24 months after the closing of the IPO, or until November 7, 2019, to complete a business combination. During the period since the Company’s IPO, the Company diligently searched for a business to combine with in a transaction that would generate value for the Company’s stockholders. However, over the same period, the oil field services sector experienced significant headwinds, which significantly impacted the Company’s ability to source a compelling initial business combination. As such, the Company was not able to consummate a business combination prior to the November 7, 2019 deadline under its certificate of incorporation (the “charter”). As a result, and after careful consideration, the Company determined to liquidate the trust account and return the funds held therein to its public stockholders in accordance with its charter, which completely extinguished the public stockholders’ rights in the Company.

The Company is proposing to amend the Warrant Agreement so that all of the warrants that were issued as part of the units in the Company’s IPO (the “Public Warrants”) are automatically converted into the right to receive $0.02 per whole Public Warrant, payable in cash, because its board of directors (the “Board”) believes it is a superior outcome for Public Warrantholders as opposed to the Company dissolving and the Public Warrants expiring worthless. If the Warrant Amendment Proposal is approved, only the Public Warrants will be converted into the right to receive cash. Sentinel Management Holdings, LLC (the “Sponsor”) has agreed to forfeit (i) all of the 5,933,333 warrants it purchased in a private placement simultaneously with the closing of the IPO (the “Private Placement Warrants”) and (ii) 90% of the 8,550,000 shares of Class B common stock of the Company (the “founder shares”) held by it to the Company for no consideration. If the Warrant Amendment Proposal is approved, all Public Warrants will be subject to the terms of the amendment to the Warrant Agreement whether or not a given holder voted in favor of the Warrant Amendment Proposal. If the Warrant Amendment Proposal is not approved, the Company may dissolve and the Public Warrants would expire worthless.

Approval of the Warrant Amendment Proposal requires the affirmative vote of 50% of the Company’s outstanding Public Warrants and approval of the Adjournment Proposal requires the affirmative vote of a majority of the votes entitled to be cast by the warrantholders who are present in person or represented by proxy at the special meeting and entitled to vote on such proposal.

Our Board has fixed the close of business on November 18, 2019 as the record date for determining the Company’s warrantholders entitled to receive notice of and vote at the special meeting and any adjournment thereof. Only holders of record of the Company’s Public Warrants on that date are entitled to have their votes counted at the special meeting or any adjournment thereof.

We will pay for the entire cost of soliciting proxies. We have engaged Morrow Sodali LLC, which we refer to as “Morrow”, to assist in the solicitation of proxies for the special meeting. We have agreed to pay Morrow a fee of $5,500. We will also reimburse Morrow for reasonable out-of-pocket expenses and will indemnify Morrow and its affiliates against certain claims, liabilities, losses, damages and expenses. In addition to these mailed proxy materials, our directors and officers may also solicit proxies in person, by telephone or by other means of communication. These parties will not be paid any additional compensation for soliciting proxies. We may also reimburse brokerage firms, banks and other agents for the cost of forwarding proxy materials to beneficial owners.

This proxy statement contains important information about the special meeting and the proposals. Please read it carefully and vote your Public Warrants.

i

FORWARD-LOOKING STATEMENTS

The statements contained in this proxy statement that are not purely historical are forward-looking statements. Our forward-looking statements include, but are not limited to, statements regarding our or our management team’s expectations, hopes, beliefs, intentions or strategies regarding the future. In addition, any statements that refer to projections, forecasts or other characterizations of future events or circumstances, including any underlying assumptions, are forward-looking statements. The words “anticipate,” “believe,” “continue,” “could,” “estimate,” “expect,” “intends,” “may,” “might,” “plan,” “possible,” “potential,” “predict,” “project,” “should,” “would” and similar expressions may identify forward-looking statements, but the absence of these words does not mean that a statement is not forward-looking. Forward-looking statements in this proxy statement may include, for example, statements about our ability to liquidate the trust account and dissolve the Company.

The forward-looking statements contained in this proxy statement are based on our current expectations and beliefs concerning future developments and their potential effects on us. There can be no assurance that future developments affecting us will be those that we have anticipated. These forward-looking statements involve a number of risks, uncertainties (some of which are beyond our control) or other assumptions that may cause actual results or performance to be materially different from those expressed or implied by these forward-looking statements. These risks and uncertainties include, but are not limited to, those factors described under the heading “Risk Factors” in the Company’s Annual Report on Form 10-K for the fiscal year ended December 31, 2018. Should one or more of these risks or uncertainties materialize, or should any of our assumptions prove incorrect, actual results may vary in material respects from those projected in these forward-looking statements. We undertake no obligation to update or revise any forward-looking statements, whether as a result of new information, future events or otherwise, except as may be required under applicable securities laws.

QUESTIONS AND ANSWERS ABOUT THE SPECIAL MEETING

These Questions and Answers are only summaries of the matters they discuss. They do not contain all of the information that may be important to you. You should read carefully the entire document, including the annex to this proxy statement.

Why am I receiving this proxy statement?

This proxy statement and the enclosed proxy card are being sent to you in connection with the solicitation of proxies by our Board for use at the special meeting, or at any adjournments thereof. This proxy statement summarizes the information that you need to make an informed decision on the proposals to be considered at the special meeting. The Company is a blank check company formed in 2017 for the purpose of consummating a merger, capital stock exchange, asset acquisition, stock purchase, reorganization or similar business combination, involving the Company and one or more businesses. In November 2017, the Company consummated its IPO from which it derived gross proceeds of $345,000,000. Like most blank check companies, our charter provides for the return of the IPO proceeds held in trust to the holders of public shares if there is no qualifying business combination(s) consummated on or before a certain date (in our case, November 7, 2019). The Company was not able to consummate a business combination prior to the November 7, 2019 deadline. As a result, and after careful consideration, the Company determined to liquidate the trust account and return the funds held therein to its public stockholders in accordance with its charter, which completely extinguished the public stockholders’ rights in the Company.

The Company is proposing to amend the Warrant Agreement because its Board believes it is a superior outcome for Public Warrantholders as opposed to the Company dissolving and the Public Warrants expiring worthless.

What is being voted on?

You are being asked to vote on the following proposals:

1.	The Warrant Amendment Proposal – to approve an amendment to the Warrant Agreement, dated as of November 2, 2017 (the “Warrant Agreement”), between the Company and Continental Stock Transfer & Trust Company, to provide that each of the Company’s 11,500,000 outstanding Public Warrants (as defined below) will automatically convert into the right to receive $0.02 per whole Public Warrant (the “Warrant Amendment Proposal”); and

2.	The Adjournment Proposal - to approve the adjournment of the special meeting to a later date or dates, if necessary or appropriate, to permit further solicitation and vote of proxies in the event that there are insufficient votes for, or otherwise in connection with, the approval of the Warrant Amendment Proposal (the “Adjournment Proposal”).

If the Warrant Amendment Proposal is approved, only the Public Warrants will be converted into the right to receive cash. Sentinel Management Holdings, LLC (the “Sponsor”) has agreed to forfeit (i) all of the 5,933,333 Private Placement Warrants and (ii) 90% of the 8,550,000 founder shares held by it to the Company for no consideration. If the Warrant Amendment Proposal is approved, all Public Warrants will be subject to the terms of the amendment to the Warrant Agreement whether or not a given holder voted in favor of the Warrant Amendment Proposal. If the Warrant Amendment Proposal is not approved and the Company dissolves, the Public Warrants will expire worthless.

Why is the Company proposing the Warrant Amendment Proposal?

The Company’s organizational documents and prospectus filed in connection with its IPO provided that the Company had 24 months after the closing of the IPO, or until November 7, 2019, to complete a business combination. During the period since the Company’s IPO, the Company diligently searched for a business to combine with in a transaction that would generate value for the Company’s stockholders. However, over the same period, the oil field services sector experienced significant headwinds, which significantly impacted the Company’s ability to source a compelling initial business combination transaction. As such, the Company was not able to consummate a business combination prior to the November 7, 2019 deadline under its charter. As a result, and after careful consideration, the Company determined to liquidate the trust account and return the funds held therein to its public stockholders in accordance with its charter, which completely extinguished the public stockholders’ rights in the Company.

The Company is proposing to amend the Warrant Agreement because its Board believes it is a superior outcome for Public Warrantholders as opposed to the Company dissolving and the Public Warrants expiring worthless.

Why should I vote for the Warrant Amendment Proposal?

The Company is proposing to amend the Warrant Agreement because its Board believes it is a superior outcome for Public Warrantholders as opposed to the Company dissolving and the Public Warrants expiring worthless. If the Warrant Amendment Proposal is approved, the Company may continue in existence with its initial stockholders as its sole stockholders. If the Warrant Amendment Proposal is not approved, the Company may dissolve and your Public Warrants would expire worthless.

What vote is required to approve the Warrant Amendment Proposal?

Pursuant to the terms of the Warrant Agreement, approval of the Warrant Amendment Proposal requires the affirmative vote of 50% of the Company’s outstanding Public Warrants and approval of the Adjournment Proposal requires the affirmative vote of a majority of the votes entitled to be cast by the warrantholders who are present in person or represented by proxy at the special meeting and entitled to vote on such proposal.

What vote is required to approve the Adjournment Proposal?

The approval of the Adjournment Proposal requires a majority of the votes entitled to be cast by the warrantholders who are present in person or represented by proxy at the special meeting and entitled to vote.

What if I don’t want to vote for the Warrant Amendment Proposal?

If you do not want the Warrant Amendment Proposal to be approved, you must abstain, not vote, or vote against the proposal. However, if the Warrant Amendment Proposal is approved, all Public Warrants will be subject to the terms of the amendment to the Warrant Agreement whether or not a given holder voted in favor of the Warrant Amendment Proposal.

What happens if the Warrant Amendment Proposal is not approved?

If the Warrant Amendment Proposal is not approved, the Company may dissolve and the Public Warrants would expire worthless.

If the Warrant Amendment Proposal is approved, what happens next?

If the Warrant Amendment Proposal is approved, only the Public Warrants will be converted into the right to receive cash. The Sponsor has agreed to forfeit (i) all of the 5,933,333 Private Placement Warrants and (ii) 90% of the 8,550,000 founder shares held by it to the Company for no consideration. If the Warrant Amendment Proposal is approved, all Public Warrants will be subject to the terms of the amendment to the Warrant Agreement whether or not a given holder voted in favor of the Warrant Amendment Proposal.

How do I change my vote?

If you have submitted a proxy to vote your Public Warrants and wish to change your vote, you may do so by delivering a later-dated, signed proxy card to the Company’s Secretary prior to the date of the special meeting or by voting in person at the special meeting. Attendance at the special meeting alone will not change your vote. You also may revoke your proxy by sending a notice of revocation to the Company at 700 Louisiana Street, Suite 2700, Houston, Texas 77002, Attn: Secretary.

How are votes counted?

Votes will be counted by the inspector of election appointed for the meeting, who will separately count “FOR” and “AGAINST” votes, abstentions and broker non-votes for each of the proposals.

If my Public Warrants are held in “street name,” will my broker automatically vote them for me?

If you do not give instructions to your broker, your broker can vote your Public Warrants with respect to “discretionary” items, but not with respect to “non-discretionary” items. We believe that each of the proposals are “non-discretionary” items.

Your broker can vote your Public Warrants with respect to “non-discretionary items” only if you provide instructions on how to vote. You should instruct your broker to vote your Public Warrants. Your broker can tell you how to provide these instructions. If you do not give your broker instructions, your Public Warrants will be treated as broker non-votes with respect to all proposals. Broker non-votes will be treated as a vote against the Warrant Amendment Proposal and will have no effect on the Adjournment Proposal.

What is a quorum requirement?

A quorum of Public Warrantholders is necessary to hold a valid meeting. A quorum will be present if at least a majority of the votes that could be cast by the holders of all outstanding Public Warrants entitled to vote at the meeting are represented in person or by proxy at the meeting.

Your Public Warrants will be counted towards the quorum only if you submit a valid proxy (or one is submitted on your behalf by your broker, bank or other nominee) or if you vote in person at the special meeting. Abstentions (but not broker non-votes) will be counted towards the quorum requirement. If there is no quorum, a majority of the votes present at the special meeting may adjourn the special meeting to another date.

Who can vote at the special meeting?

Only holders of record of the Company’s Public Warrants at the close of business on November 18, 2019 are entitled to have their vote counted at the special meeting and any adjournments or postponements thereof. On this record date, 11,500,000 Public Warrants were outstanding and entitled to vote.

Warrantholder of record: Public Warrants Registered in Your Name.    If on the record date your Public Warrants were registered directly in your name with the Company’s transfer agent, Continental Stock Transfer & Trust Company, then you are a warrantholder of record. As a warrantholder of record, you may vote in person at the special meeting or vote by proxy. Whether or not you plan to attend the special meeting in person, we urge you to fill out and return the enclosed proxy card to ensure your vote is counted.

Beneficial Owner: Public Warrants Registered in the Name of a Broker or Bank.    If on the record date your Public Warrants were held, not in your name, but rather in an account at a brokerage firm, bank, dealer, or other similar organization, then you are the beneficial owner of Public Warrants held in “street name” and these proxy materials are being forwarded to you by that organization. As a beneficial owner, you have the right to direct your broker or other agent on how to vote the Public Warrants in your account. You are also invited to attend the special meeting. However, since you are not the warrantholder of record, you may not vote your Public Warrants in person at the special meeting unless you request and obtain a valid proxy from your broker or other agent.

Does the board recommend voting for the approval of the proposals?

Yes. After careful consideration of the terms and conditions of these proposals, the Board recommends that the Company’s warrantholders vote “FOR” each of the proposals.

What if I object to the Warrant Amendment Proposal? Do I have appraisal rights?

Warrantholders do not have appraisal rights in connection with the Warrant Amendment Proposal under the DGCL.

How do I vote?

If you are a holder of record of Public Warrants, you may vote in person at the special meeting or by submitting a proxy for the special meeting. Whether or not you plan to attend the special meeting in person, we urge you to vote by proxy to ensure your vote is counted. You may submit your proxy by completing, signing, dating and returning the enclosed proxy card in the accompanying pre-addressed postage paid envelope. You may still attend the special meeting and vote in person if you have already voted by proxy.

If your Public Warrants are held in “street name” by a broker or other agent, you have the right to direct your broker or other agent on how to vote the shares in your account. You are also invited to attend the special meeting. However, since you are not the warrantholder of record, you may not vote your Public Warrants in person at the special meeting unless you request and obtain a valid proxy from your broker or other agent.

What should I do if I receive more than one set of voting materials?

You may receive more than one set of voting materials, including multiple copies of this proxy statement and multiple proxy cards or voting instruction cards, if your warrants are registered in more than one name or are registered in different accounts. For example, if you hold your Public Warrants in more than one brokerage account, you will receive a separate voting instruction card for each brokerage account in which you hold shares. Please complete, sign, date and return each proxy card and voting instruction card that you receive in order to cast a vote with respect to all of your Public Warrants.

Who is paying for this proxy solicitation?

The Company will pay for the entire cost of soliciting proxies. The Company has engaged Morrow Sodali LLC (“Morrow”) to assist in the solicitation of proxies for the annual meeting. The Company has agreed to pay Morrow a fee of $5,500. The Company will reimburse Morrow for reasonable out-of-pocket expenses and will indemnify Morrow and its affiliates against certain claims, liabilities, losses, damages and expenses. In addition to these mailed proxy materials, our directors and officers may also solicit proxies in person, by telephone or by other means of communication. These parties will not be paid any additional compensation for soliciting proxies. We may also reimburse brokerage firms, banks and other agents for the cost of forwarding proxy materials to beneficial owners.

Who can help answer my questions?

If you have questions about the proposals or if you need additional copies of the proxy statement or the enclosed proxy card you should contact:

Sentinel Energy Services Inc.
700 Louisiana Street, Suite 2700
Houston, Texas 77002
Attn: Krishna Shivram
Telephone: (281) 407-0686

You may also contact the Company’s proxy solicitor at:

Morrow Sodali LLC
470 West Avenue
Stamford, CT 06902
Telephone: (800) 662-5200
(banks and brokers can call collect at (203) 658-9400)
Email: STNL.info@investor.morrowsodali.com

You may also obtain additional information about the Company from documents filed with the SEC by following the instructions in the section entitled “Where You Can Find More Information.”

THE SPECIAL MEETING

Date, Time, Place and Purpose of the Special Meeting

The special meeting will be held at 10:00 a.m., local time, on [   ], [   ], 2019 at the offices of Winston & Strawn LLP, 200 Park Avenue, New York, New York 10166.

Warrantholders are being asked to vote on the following proposals:

1.	The Warrant Amendment Proposal – to approve an amendment to the Warrant Agreement, dated as of November 2, 2017 (the “Warrant Agreement”), between the Company and Continental Stock Transfer & Trust Company, to provide that each of the Company’s 11,500,000 outstanding Public Warrants (as defined below) will automatically convert into the right to receive $0.02 per whole Public Warrant (the “Warrant Amendment Proposal”); and

2.	The Adjournment Proposal - to approve the adjournment of the special meeting to a later date or dates, if necessary or appropriate, to permit further solicitation and vote of proxies in the event that there are insufficient votes for, or otherwise in connection with, the approval of the Warrant Amendment Proposal (the “Adjournment Proposal”).

Voting Power; Record Date

You will be entitled to vote or direct votes to be cast at the special meeting if you owned Public Warrants at the close of business on November 18, 2019, the record date for the special meeting. You will have one vote per proposal for each Public Warrant you owned at that time.

At the close of business on the record date, there were 11,500,000 Public Warrants outstanding.

Votes Required

Pursuant to the terms of the Warrant Agreement, approval of the Warrant Amendment Proposal requires the affirmative vote of holders of 50% of the Company’s outstanding Public Warrants on the record date.

If you do not vote (i.e., you “abstain” from voting on a proposal), your action will have the same effect as an “AGAINST” vote. Broker non-votes will have the same effect as “AGAINST” votes.

Voting

You can vote your Public Warrants at the special meeting by proxy or in person.

You can vote by proxy by having one or more individuals who will be at the special meeting vote your Public Warrants for you. These individuals are called “proxies” and using them to cast your ballot at the special meeting is called voting “by proxy.”

If you wish to vote by proxy, you must (i) complete the enclosed form, called a “proxy card,” and mail it in the envelope provided or (ii) submit your proxy by telephone or over the Internet (if those options are available to you) in accordance with the instructions on the enclosed proxy card or voting instruction card.

If you complete the proxy card and mail it in the envelope provided or submit your proxy by telephone or over the Internet as described above, you will designate Krishna Shivram and Kent Jamison to act as your proxy at the special meeting. One of them will then vote your Public Warrants at the special meeting in accordance with the instructions you have given them in the proxy card or voting instructions, as applicable, with respect to the proposals presented in this proxy statement. Proxies will extend to, and be voted at, any adjournment(s) of the special meeting.

Alternatively, you can vote your Public Warrants in person by attending the special meeting. You will be given a ballot at the special meeting.

A special note for those who plan to attend the special meeting and vote in person: if your Public Warrants are held in the name of a broker, bank or other nominee, you must bring a statement from your brokerage account or a letter from the person or entity in whose name the shares are registered indicating that you are the beneficial owner of those warrants as of the record date. In addition, you will not be able to vote at the special meeting unless you obtain a legal proxy from the record holder of your Public Warrants.

Our Board is asking for your proxy. Giving our Board your proxy means you authorize it to vote your Public Warrants at the special meeting in the manner you direct. You may vote for or withhold your vote for the nominee or proposal or you may abstain from voting. All valid proxies received prior to the special meeting will be voted. All shares represented by a proxy will be voted, and where a warrantholder specifies by means of the proxy a choice with respect to any matter to be acted upon, the shares will be voted in accordance with the specification so made. If no choice is indicated on the proxy, the shares will be voted “FOR” the Warrant Amendment Proposal and as the proxy holders may determine in their discretion with respect to any other matters that may properly come before the special meeting.

Warrantholders who have questions or need assistance in completing or submitting their proxy cards should contact our proxy solicitor, Morrow, at (800) 662-5200 or by sending a letter to 470 West Avenue, Stamford, CT 06902.

Warrantholders who hold their Public Warrants in “street name,” meaning the name of a broker or other nominee who is the record holder, must either direct the record holder of their Public Warrants to vote their Public Warrants or obtain a legal proxy from the record holder to vote their Public Warrants at the special meeting.

Revocability of Proxies

Any proxy may be revoked by the person giving it at any time before the polls close at the special meeting. A proxy may be revoked by filing with the Secretary at Sentinel Energy Services Inc., 700 Louisiana Street, Suite 2700, Houston, Texas 77002 either a written notice of revocation bearing a date later than the date of such proxy or a subsequent proxy relating to the same warrants or by attending the special meeting and voting in person.

Simply attending the special meeting will not constitute a revocation of your proxy. If your warrants are held in the name of a broker or other nominee who is the record holder, you must follow the instructions of your broker or other nominee to revoke a previously given proxy.

Attendance at the Special Meeting

Only holders of Public Warrants, their proxy holders and guests we may invite may attend the special meeting. If you wish to attend the special meeting in person but you hold your Public Warrants through someone else, such as a broker, you must bring proof of your ownership and identification with a photo at the special meeting. For example, you may bring an account statement showing that you beneficially owned Public Warrants as of the record date as acceptable proof of ownership. In addition, you must bring a legal proxy from the broker, bank or other nominee holding your Public Warrants, confirming your beneficial ownership of the Public Warrants and giving you the right to vote your Public Warrants.

Solicitation of Proxies

Your proxy is being solicited by our Board on the proposals being presented to warrantholders at the special meeting. The Company has agreed to pay Morrow a fee of $5,500. The Company will reimburse Morrow for reasonable out-of-pocket expenses and will indemnify Morrow and its affiliates against certain claims, liabilities, losses, damages and expenses. In addition to these mailed proxy materials, our directors and officers may also solicit proxies in person, by telephone or by other means of communication. These parties will not be paid any additional compensation for soliciting proxies. We may also reimburse brokerage firms, banks and other agents for the cost of forwarding proxy materials to beneficial owners. You may contact Morrow at:

Morrow Sodali LLC
470 West Avenue
Stamford, CT 06902
Telephone: (800) 662-5200
(banks and brokers can call collect at (203) 658-9400)
Email: STNL.info@investor.morrowsodali.com

The cost of preparing, assembling, printing and mailing this proxy statement and the accompanying form of proxy, and the cost of soliciting proxies relating to the special meeting, will be borne by the Company.

Some banks and brokers have customers who beneficially own Public Warrants listed of record in the names of nominees. We intend to request banks and brokers to solicit such customers and will reimburse them for their reasonable out-of-pocket expenses for such solicitations. If any additional solicitation of the holders of our outstanding Public Warrants is deemed necessary, we (through our directors and officers) anticipate making such solicitation directly.

No Right of Appraisal

The Company’s warrantholders do not have appraisal rights under the DGCL in connection with the proposals to be voted on at the special meeting. Accordingly, our warrantholders have no right to dissent and obtain payment for their Public Warrants.

Other Business

We are not currently aware of any business to be acted upon at the special meeting other than the matters discussed in this proxy statement. The form of proxy accompanying this proxy statement confers discretionary authority upon the named proxy holders with respect to amendments or variations to the matters identified in the accompanying Notice of Special Meeting and with respect to any other matters which may properly come before the special meeting. If other matters do properly come before the special meeting, or at any adjournment(s) of the special meeting, we expect that the Public Warrants represented by properly submitted proxies will be voted by the proxy holders in accordance with the recommendations of our Board.

Principal Executive Offices

Our principal executive offices are located at 700 Louisiana Street, Suite 2700, Houston, Texas 77002. Our telephone number at such address is 281-407-0686.

PROPOSAL NO. 1 — THE WARRANT AMENDMENT PROPOSAL

Background

As previously discussed, the Company consummated its IPO on November 7, 2017 and was not able to consummate a business combination prior to the November 7, 2019 deadline under its charter. As a result, and after careful consideration, the Company determined to liquidate the trust account and return the funds held therein to its public stockholders in accordance with its charter, which completely extinguished the public stockholders’ rights in the Company.

The Warrant Agreement Amendment

The Company is proposing to amend the Warrant Agreement governing the Company’s 11,500,000 Public Warrants so that all of the Public Warrants are automatically converted into the right to receive $0.02 per whole Public Warrant, payable in cash, because its Board believes it is a superior outcome for holders of Public Warrants as opposed to the Company dissolving and the Public Warrants expiring worthless. If the Warrant Amendment Proposal is approved, only the Public Warrants will be converted into the right to receive cash. The Sponsor has agreed to forfeit (i) all of the 5,933,333 Private Placement Warrants and (ii) 90% of the 8,550,000 founder shares held by it to the Company for no consideration. In addition, if the Warrant Amendment Proposal is approved, all Public Warrants will be subject to the terms of the amendment to the Warrant Agreement whether or not a given holder voted in favor of the Warrant Amendment Proposal. Furthermore, if the Warrant Amendment Proposal is approved, the Company may continue in existence with its initial stockholders as its sole stockholders; however, if the Warrant Amendment Proposal is not approved, the Company may dissolve and the Public Warrants would expire worthless.

The Warrant Conversion

If the Warrant Amendment Proposal is approved, the warrant agreement will be amended so that each Public Warrant is automatically converted into the right to receive $0.02 per whole Public Warrant, payable in cash. For example, if a Public Warrantholder holds 100,000 Public Warrants, such warrants would be converted into the right to receive $2,000 in cash. As a result of the conversion, the Company will have no warrants outstanding.

This summary of the Warrant Amendment is qualified in its entirety by reference to the Warrant Amendment, a copy of which is attached as Annex A hereto. You are encouraged to read the Warrant Amendment in its entirety.

Reasons for the Warrant Amendment Proposal

As noted above, the board of directors of the Company believes that amending the Public Warrants is a superior outcome for holders of Public Warrants as opposed to the Company dissolving and the Public Warrants expiring worthless.

Required Vote

Pursuant to the terms of the Warrant Agreement, the affirmative vote of fifty percent (50%) or more of the Company’s outstanding Public Warrants as of the record date will be required to approve the Warrant Amendment Proposal. If the Warrant Amendment Proposal is not approved by the Public Warrantholders and the Company dissolves, the Public Warrants will expire worthless.

The Board of Directors recommends that Public Warrantholders vote “FOR” the approval of the Warrant Amendment Proposal.

PROPOSAL NO. 2 — ADJOURNMENT PROPOSAL

The Adjournment Proposal, if adopted, will allow our Board to adjourn the special meeting to a later date or dates to permit further solicitation of proxies. The Adjournment Proposal will only be presented to our warrantholders in the event that there are insufficient votes for, or otherwise in connection with, the approval of the Warrant Amendment Proposal.

Required Vote

The approval of the Adjournment Proposal requires the affirmative vote of a majority of the votes entitled to be cast by the warrantholders who are present in person or represented by proxy at the special meeting and entitled to vote thereon.

Recommendation

Our Board recommends that you vote “FOR” the approval of the Adjournment Proposal.

BENEFICIAL OWNERSHIP OF SECURITIES

The following table sets forth information available to us at November 11, 2019, regarding the beneficial ownership of our Public Warrants held by:

●	each person known by us to be the beneficial owner of more than 5% of our outstanding Public Warrants;

●	each of our executive officers and directors that beneficially owns our Public Warrants; and

●	all our executive officers and directors as a group.

In the table below, percentage ownership is based on 11,500,000 Public Warrants issued and outstanding, as of November 11, 2019. The table below does not include the Class A Common Stock underlying the Public Warrants because these securities are not exercisable within 60 days of this proxy statement.

Unless otherwise indicated, we believe that all persons named in the table have sole voting and investment power with respect to all common stock beneficially owned by them.

Name of Beneficial Owners	Number of Shares Beneficially Owned	Percentage of Issued and Outstanding Public Warrants
Charles S. Leykum	—	—
Andrew F.J. Gould	—	—
Kent Jamison	—	—
Jon A. Marshall	—	—
Marc Zenner	—	—
Ronald Steger	—	—
Craig Levering	—	—
Krishna Shivram	—	—
Gerald Cimador	—	—
All directors and executive officers as a group (9 individuals)	—	0%

WHERE YOU CAN FIND MORE INFORMATION

The Company files reports, proxy statements and other information with the SEC as required by the Securities Exchange Act of 1934, as amended. The Company files its reports, proxy statements and other information electronically with the SEC. You may access information on the Company at the SEC website containing reports, proxy statements and other information at http://www.sec.gov. This proxy statement describes the material elements of relevant contracts, exhibits and other information attached as annexes to this proxy statement. Information and statements contained in this proxy statement are qualified in all respects by reference to the copy of the relevant contract or other document included as an annex to this document.

You may obtain additional copies of this proxy statement, at no cost, and you may ask any questions you may have about the Warrant Amendment Proposal by contacting us at the following address, telephone number or facsimile number:

Sentinel Energy Services Inc.
700 Louisiana Street
Houston, Texas 77002
Tel: 281-407-0686

You may also obtain these documents at no cost by requesting them in writing or by telephone from the Company’s proxy solicitation agent at the following address and telephone number:

Morrow Sodali LLC
470 West Avenue
Stamford, CT 06902
Telephone: (800) 662-5200
(banks and brokers can call collect at (203) 658-9400)
Email: STNL.info@investor.morrowsodali.com

In order to receive timely delivery of the documents in advance of the special meeting, you must make your request for information no later than [   ], 2019.

ANNEX A

FORM OF AMENDMENT NO. 1 TO WARRANT AGREEMENT

THIS AMENDMENT TO THE WARRANT AGREEMENT (this “Amendment”) is made as of November [    ], 2019, by and between Sentinel Energy Services Inc., a Delaware corporation (the “Company”), and Continental Stock Transfer & Trust Company, a New York corporation, as warrant agent (the “Warrant Agent”). Capitalized terms used herein and not otherwise defined shall have the meanings assigned thereto in the Warrant Agreement (as defined below).

WHEREAS, on November 7, 2017, the Company consummated an initial public offering (the “Offering”) of units of the Company’s equity securities, each such unit comprised of one share of the Company’s common stock, par value $0.0001 per share (“Common Stock”), and one-third of one Public Warrant (as defined below) and, in connection therewith, issued and delivered 11,500,000 warrants to public investors in the Offering (each a “Public Warrant” and, collectively, the “Public Warrants”);

WHEREAS, the Company and the Warrant Agent are parties to that certain Warrant Agreement, dated as of November 2, 2017, and filed by the Company with the United States Securities and Exchange Commission on November 7, 2017 as an exhibit to a current report on Form 8-K (the “Warrant Agreement”), which governs the Public Warrants;

WHEREAS, the Company and the Warrant Agent seek to amend the Warrant Agreement to provide that all of the Public Warrants will be automatically exchanged for cash in the amount of $0.02 per Public Warrant; and

WHEREAS, pursuant to Section 9.8 of the Warrant Agreement, the Company has obtained the consent of at least 50% of the Registered Holders of the outstanding Public Warrants to this Amendment.

NOW, THEREFORE, in consideration of the mutual agreements contained herein and other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, and intending to be legally bound hereby, the parties hereto agree as follows:

1. Amendment of Warrant Agreement.

1.1. A new Section 6.5 is added to the Warrant Agreement as follows:

“6.5 Mandatory Exchange of Public Warrants.   Notwithstanding anything to the contrary in this Agreement, not less than all of the outstanding Public Warrants shall be automatically converted (such date the mandatory conversion occurs, the “Public Warrant Conversion Date”) into the right to receive $0.02 per Public Warrant (the “Public Warrant Conversion Price”), payable in cash, at the option of the Company. On and after the date upon which the Public Warrant Conversion Date, the record holder of the Pubic Warrants shall have no further rights except to receive, upon surrender of the Public Warrants to the Warrant Agent, the Public Warrant Conversion Price.”

2. Miscellaneous Provisions.

2.1. Successors. All the covenants and provisions of this Amendment by or for the benefit of the Company or the Warrant Agent shall bind and inure to the benefit of their permitted respective successors and assigns.

2.2. Severability. This Amendment shall be deemed severable, and the invalidity or unenforceability of any term or provision hereof shall not affect the validity or enforceability of this Amendment or of any other term or provision hereof. Furthermore, in lieu of any such invalid or unenforceable term or provision, the parties hereto intend that there shall be added as a part of this Amendment a provision as similar in terms to such invalid or unenforceable provision as may be possible and be valid and enforceable.

2.3. Applicable Law. The validity, interpretation and performance of this Amendment shall be governed in all respects by the laws of the State of New York, without giving effect to conflict of laws.

Annex A-1

2.4. Counterparts. This Amendment may be executed in any number of original or facsimile counterparts and each of such counterparts shall for all purposes be deemed to be an original, and all such counterparts shall together constitute but one and the same instrument.

2.5. Effect of Headings. The section headings herein are for convenience only and are not part of this Amendment and shall not affect the interpretation thereof.

2.6. Entire Agreement. The Warrant Agreement, as modified by this Amendment, constitutes the entire understanding of the parties and supersedes all prior agreements, understandings, arrangements, promises and commitments, whether written or oral, express or implied, relating to the subject matter hereof, and all such prior agreements, understanding, arrangements, promises and commitments are hereby canceled and terminated.

[Signature page follows]

Annex A-2

IN WITNESS WHEREOF, the parties hereto have caused this Amendment to be duly executed as of the date first above written.

SENTINEL ENERGY SERVICES INC.

By:
Name:
Title:

CONTINENTAL STOCK TRANSFER & TRUST COMPANY, as Warrant Agent

By:
Name:
Title:

[Signature Page to Amendment to the Warrant Agreement]

Annex A-3

FOR THE SPECIAL MEETING OF PUBLIC WARRANTHOLDERS OF

SENTINEL ENERGY SERVICES INC.

THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS

PROXY CARD

The undersigned hereby appoints Krishna Shivram and Kent Jamison (the "Proxies"), and each of them independently, with full power of substitution, as proxies to vote all of the public warrants of Sentinel Energy Services Inc. (the "Company"), a Delaware corporation, that the undersigned is entitled to vote (the "Public Warrants") at the special meeting of public warrantholders of the Company to be held at 10:00 a.m., local time, on [ ], [ ], 2019 at the offices of Winston & Strawn LLP, 200 Park Avenue, New York, New York 10166, and at any adjournments and/or postponements thereof.

The undersigned acknowledges receipt of the enclosed proxy statement and revokes all prior proxies for said meeting.

THE PUBLIC WARRANTS REPRESENTED BY THIS PROXY WHEN PROPERLY EXECUTED WILL BE VOTED IN THE MANNER DIRECTED HEREIN BY THE UNDERSIGNED PUBLIC WARRANTHOLDER(S). IF NO SPECIFIC DIRECTION IS GIVEN AS TO THE PROPOSALS, THIS PROXY WILL BE VOTED "FOR" PROPOSALS 1 AND 2. PLEASE MARK, SIGN, DATE, AND RETURN THE PROXY CARD PROMPTLY.

(Continued and to be marked, dated and signed below)

SENTINEL ENERGY SERVICES INC. — THE BOARD OF DIRECTORS RECOMMENDS A VOTE "FOR" PROPOSALS 1 AND 2.

Please mark vote as indicated in this example ☒

Dated: ______________________________, 2019

____
Signature

____
(Signature if held Jointly)

When Public Warrants are held by joint tenants, both should sign. When signing as attorney, executor, administrator, trustee or guardian, please give full title as such. If a corporation, please sign in full corporate name by the president or another authorized officer. If a partnership, please sign in partnership name by an authorized person.

The Public Warrants represented by the proxy, when properly executed, will be voted in the manner directed herein by the above signed public warrantholder(s). If no direction is made, this proxy will be voted FOR each of Proposals 1 and 2. If any other matters properly come before the meeting, unless such authority is withheld on this proxy card, the Proxies will vote on such matters in their discretion.